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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-4637) pertaining to the Cornerstone Natural Gas, Inc. Employee Savings Plan, of our report dated March 7, 1994, with respect to the consolidated financial statements and schedules of Cornerstone Natural Gas, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1993.



                                                                  ERNST & YOUNG


Dallas, Texas
March 23, 1994


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